UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 18, 2016

Perceptron, Inc.
(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47827 Halyard Drive, Plymouth, MI 48170-2461
(Address of Principal Executive Offices) (Zip Code)

(734) 414-6100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 17, 2016, Perceptron, Inc. issued a press release in response to the Schedule 13-D/A filed by Moab Capital Partners, LLC on March 15, 2016. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

D. Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated March 17, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perceptron, Inc.

Date: March 18, 2016	/s/ David L. Watza
By: David L. Watza
Its: Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 17, 2016